Exhibit 10.12

THIRD AMENDMENT TO THE ETF MANAGERS COMMODITY TRUST

TRANSFER AGENT SERVICING AGREEMENT

THIS AMENDMENT, dated as of the last date of the signature block, to the Transfer Agent Servicing Agreement, dated as of December 2nd, 2015, as amended (the “Agreement”), is entered into by and between U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company (“Fund Services”), ETF MANAGERS GROUP COMMODITY TRUST I, a Delaware statutory trust (the “Trust”) and ETF MANAGERS CAPITAL LLC, the sponsor of the series of the Trust, listed in Exhibit A of the Agreement (the “Sponsor”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to add a fund to Exhibit A & B-1; and

WHEREAS, Section 15.02 of the Agreement allows for its amendment by a written instrument executed by the Parties.

NOW, THEREFORE, the parties hereby agree that

1.	Exhibit A is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2.	Exhibit B-1 is hereby superseded and replaced in its entirety with Exhibit B-1 attached hereto.

3.	Except to the extent amended hereby, the Agreement shall remain in full force and effect.

SIGNATURES ON NEXT PAGE

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

ETF MANAGERS GROUP COMMODITY TRUST I

By:	ETF Managers Capital LLC

Name:	John A. Flanagan, Chief Financial Officer

Signature:	/s/ John A. Flanagan

Date:	9/22/22

ETF MANAGERS CAPITAL LLC

By:	/s/ Matthew Bromberg

Name:	Matthew Bromberg

Title:	General Counsel

Date:	9/22/22

U.S. BANCORP FUND SERVICES, LLC

By:	/s/ Jason Hadler

Name:	Jason Hadler

Title:	SVP

Date:	10/06/2022

Exhibit A to the Transfer Agent Servicing Agreement - ETF Managers Group Commodity Trust I

Separate Series of ETF Managers Group Commodity Trust I

Name of Series

1.	Breakwave Dry Bulk Shipping ETF - Fee Schedule Exhibit B-1 at February 2018 applies

2.	Breakwave Tanker Shipping ETF – Fee Schedule Exhibit B-1 at February 2018 applies

Exhibit B-1 to the Transfer Agent Servicing Agreement- ETF Managers Group Commodity Trust I – Breakwave Tanker Shipping ETF